Certificate No. NO1 For 728,706 Shares Issued to CASTLE CREEK PARTNERS, IV, L.P.

Dated DECEMBER, 2012 Receipt acknowledged

Transferred from		/ /20
No. Original Certificate	No. Original Shares	No. Of Shares Transferred

NUMBER «No» 1

INCORPORATED UNDER THE LAWS OF NORTH CAROLINA

SHARES 728,706

FIRST BANCORP

SERIES C CONVERTIBLE PERPETUAL PREFERRED STOCK
NO PAR VALUE

This Certifies that CASTLE CREEK PARTNERS IV, L.P. *is the owner of* SEVEN HUNDRED TWENTY-EIGHT THOUSAND SEVEN HUNDRED AND SIX AND NO/100 (728,706) *fully paid and non-assessable Shares of the Series C Convertible Perpetual Preferred Stock of the above-named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.*

In Witness Whereof, *the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ____ day of December 2012.*

NAME/TITLE

NAME/TITLE

EXPLANATION OF ABBREVIATIONS

The following abbreviations, when used in the inscription of ownership on the face of this certificate, shall be construed as if they were written out in full according to applicable laws or regulations. Abbreviations, in addition to those appearing below, may be used.

JT TEN	As joint tenants with right of survivorship and Not as tenants in common	TEN ENT	As tenants by the entireties
TEN COM	As tenants in common	UNIF GIFT MIN ACT	Uniform Gifts to Minors Act
		CUST	Custodian for
		UNIF TRANS MIN ACT	Uniform Transfers to Minors Act.

For Value Received, ______________________, *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

______________________________ *Shares represented by the within Certificate, and so hereby irrevocably constitute and appoint*

______________________________ *Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.*

Dated ______________ *20* ____

In presence of

______________________ ______________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

CERTIFICATE

FOR

«728,706»

SHARES

OF

FIRST BANCORP

Issued to

«CASTLE CREEK PARTNERS IV, L.P.»

Dated

DECEMBER , 2012

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT (PROVIDED THAT THE TRANSFEROR PROVIDES THE COMPANY WITH REASONABLE ASSURANCES (IN THE FORM OF A SELLER REPRESENTATION LETTER AND, IF APPLICABLE, A BROKER REPRESENTATION LETTER) THAT THE SECURITIES MAY BE SOLD PURSUANT TO SUCH RULE). NO REPRESENTATION IS MADE BY THE ISSUER AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALES OF THESE SECURITIES.